UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2012

EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1806 New Britain Avenue, Farmington, CT  06032
   (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code:  860-677-2603

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry into Material Definitive Agreement.

The text set forth below under Items 2.01 and 2.03 is incorporated into this Item by reference.

Section 2 — Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously announced, on June 1, 2012, EDAC Technologies Corporation (“EDAC”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with EBTEC Corporation (“EBTEC”), pursuant to which EDAC acquired all of the outstanding stock of EBTEC for approximately $11 million (the “Acquisition”). The Acquisition closed simultaneously therewith.  Approximately 85% of the purchase price was paid in cash, funded by financing through TD Bank, N.A. (“TD Bank”).  The remaining 15% was funded through the issuance by EDAC of its common stock to two of the three shareholders of EBTEC.  The Purchase Agreement contains customary representations and warranties by EDAC and EBTEC, and customary covenants and agreements between the parties.

A copy of the Purchase Agreement is filed as Exhibit 2.01 to this 8-K and is incorporated by reference. The summary of the material provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed as an exhibit hereto.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 1, 2012, EDAC entered into a Fourth Amendment to Credit Agreement and Modification of Mortgage and Joinder (the “Amendment Agreement”) among TD Bank, EDAC, and its subsidiaries Gros-Ite Industries, Inc. (“Gros-Ite”), Apex Machine Tool Company, Inc. (“Apex”) and EBTEC (collectively, the “Borrowers”), which Amendment Agreement further amends a certain Credit Agreement dated as of May 27, 2009, as previously amended (as previously amended, the “Existing Credit Agreement”), pursuant to which TD Bank has agreed to extend the maturity date for the existing revolving loan facility to July 31, 2013 and to provide the Borrowers with certain additional financing in the form of a $2,120,000 term loan, a $900,000 term loan and a $3,785,000 term loan. The Existing Credit Agreement as amended by the Amendment Agreement (the Existing Credit Agreement as amended, the “Credit Agreement”) contains customary representations and warranties, affirmative and negative covenants, and events of default.  The credit facilities are secured by cross-guaranties and liens on the business assets of EDAC, Gros-Ite, Apex and EBTEC in favor of TD Bank, along with mortgages on the properties owned by EDAC located at 275 Richard Street in Newington, Connecticut which secures an existing $2,640,000, and 10 New Britain Avenue, Plainville, Connecticut (the “Plainville Property”) which secures the new $2,120,00 term loan and with a mortgage on the property owned by EBTEC located at 120 Shoemaker Lane, Agawam, Massachusetts (the “Agawam Property”) which secures the new $900,000 term loan.

The new $2,120,000 term loan is payable in monthly installments of interest only beginning on July 1, 2012 and will mature on the earlier to occur of the sale of the Plainville Property or July 31, 2013.  Interest will accrue on the $2,120,000 term loan at the prime rate. The proceeds of the $2,120,000 term loan will be used by the Borrowers to finance acquisition costs related to the Plainville Property and for working capital needs of the Borrowers.

The new $900,000 term loan is payable in monthly installments of principal and interest beginning on July 1, 2012 and will mature on June 30, 2017.  Interest will accrue on the $900,000 term loan at a per annum fixed rate equal to the five year Classic Advance Rate plus 2.5%, as published by the Federal Home Loan Bank of Boston on the date of closing. The proceeds of the $900,000 term loan will be used by the Borrowers to finance a portion of the purchase price paid by EDAC for the issued and outstanding capital stock of EBTEC and for working capital needs of the Borrowers.

The new $3,785,000 term loan is payable in monthly installments of principal and interest beginning on July 1, 2012 and will mature on June 30, 2017.  Interest will accrue on the $3,785,000 term loan at a per annum fixed rate equal to the Amortizing Advance Rate for a five year period based on a twenty year amortization schedule plus 3.0%, as published by the Federal Home Loan Bank of Boston on the date of closing. The proceeds of the $3,785,000 term loan will be used by the Borrowers to finance a portion of the purchase price paid by EDAC for the issued and outstanding capital stock of EBTEC.

The summary of the material provisions of the credit facility with TD Bank set forth above is qualified in its entirety by reference to the Credit Agreement and related agreements filed as exhibits 10.1 through 10.19 hereto.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 above, will be filed as soon as practicable, and in any event not later than the date that is 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b)  Pro forma financial information.

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 above, will be filed as soon as practicable, and in any event not later than the date that is 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(c)  Exhibits.

The following exhibits are included herewith:

Exhibit No	Description

2.1	Stock Purchase Agreement, dated as of June 1, 2012, by and between EDAC, Aquasium Technology Limited, John W. Leveille and Vincent A. Mammano*

10.1	Fourth Amendment to Credit Agreement and Modification of Mortgage and Joinder by and between the Borrowers and TD Bank dated as of June 1, 2012

10.2	$12,000,000 Third Amended and Restated Revolving Credit Note from the Borrowers payable to TD Bank dated as of June 1, 2012

10.3	$2,120,000 Fourth Term Note from the Borrowers payable to TD Bank dated as of June 1, 2012

10.4	$900,000 Fifth Term Note from the Borrowers in favor of TD Bank dated as of dated as of June 1, 2012.

10.5	$3,785,000 Sixth Term Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.6	Allonge to Term Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.7	Allonge to Second Term Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.8	Allonge to Third Term Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.9	Allonge to Mortgage Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.10	Allonge to Fixed Asset Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.11	Security Agreement from EBTEC in favor of the Lender dated as of June 1, 2012

10.12	Open-End Construction Mortgage Deed and Security Agreement from EDAC in favor of the Lender re the Plainville Property, dated as of June 1, 2012

10.13	Collateral Assignment of Leases, Rentals and Property Income from EDAC in favor of the Lender dated as June 1, 2012

10.14	Mortgage Security Agreement from EBTEC in favor of the Lender dated as of June 1, 2012

10.15	Collateral Assignment of Leases, Rentals and Property Income from EBTEC in favor of the Lender dated as of June 1, 2012

10.16	Environmental Indemnity Agreement from the Borrowers in favor of the Lender dated as of June 1, 2012 regarding Plainville Property

10.17	Environmental Indemnity Agreement from the Borrowers in favor of the Lender dated as of June 1, 2012 regarding Agawam Property

10.18	Assignment of Contracts, Licenses and Permits from EDAC in favor of the Lender dated as of June 1, 2012

10.19	Trademark Security Agreement from EBTEC in favor of the Lender dated as of June 1, 2012

* Note: The schedules and exhibits to the Purchase Agreement have not been filed herewith.  The Company agrees to furnish supplementally a copy of any such omitted exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION

Date: June 5, 2012	By:	/s/ Glenn L. Purple
Glenn L. Purple
Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

2.1	Stock Purchase Agreement, dated as of June 1, 2012, by and between EDAC, Aquasium Technology Limited, John W. Leveille and Vincent A. Mammano*

10.1	Fourth Amendment to Credit Agreement and Modification of Mortgage and Joinder by and between the Borrowers and TD Bank dated as of June 1, 2012

10.2	$12,000,000 Third Amended and Restated Revolving Credit Note from the Borrowers payable to TD Bank dated as of June 1, 2012

10.3	$2,120,000 Fourth Term Note from the Borrowers payable to TD Bank dated as of June 1, 2012

10.4	$900,000 Fifth Term Note from the Borrowers in favor of TD Bank dated as of dated as of June 1, 2012.

10.5	$3,785,000 Sixth Term Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.6	Allonge to Term Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.7	Allonge to Second Term Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.8	Allonge to Third Term Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.9	Allonge to Mortgage Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.10	Allonge to Fixed Asset Note from the Borrowers in favor of the Lender dated as of June 1, 2012

10.11	Security Agreement from EBTEC in favor of the Lender dated as of June 1, 2012

10.12	Open-End Construction Mortgage Deed and Security Agreement from EDAC in favor of the Lender re the Plainville Property, dated as of June 1, 2012

10.13	Collateral Assignment of Leases, Rentals and Property Income from EDAC in favor of the Lender dated as June 1, 2012

10.14	Mortgage Security Agreement from EBTEC in favor of the Lender dated as of June 1, 2012

10.15	Collateral Assignment of Leases, Rentals and Property Income from EBTEC in favor of the Lender dated as of June 1, 2012

10.16	Environmental Indemnity Agreement from the Borrowers in favor of the Lender dated as of June 1, 2012 regarding Plainville Property

10.17	Environmental Indemnity Agreement from the Borrowers in favor of the Lender dated as of June 1, 2012 regarding Agawam Property

10.18	Assignment of Contracts, Licenses and Permits from EDAC in favor of the Lender dated as of June 1, 2012

10.19	Trademark Security Agreement from EBTEC in favor of the Lender dated as of June 1, 2012

* Note: The schedules and exhibits to the Purchase Agreement have not been filed herewith.  The Company agrees to furnish supplementally a copy of any such omitted exhibits and schedules to the Securities and Exchange Commission upon request.